Asset Purchase Agreement dated September 30th, 2005.

BETWEEN : Big-On-Burgers Restaurants

31930 South Fraser Way,

Abbotsford, British Columbia

Canada

(the "Seller")

AND : Breezer Corporation

Suite 117 - 2416 Main Street

Vancouver, British Columbia

Canada

(the "Purchaser")

RECITALS

1. The Seller has legal ownership to the assets associated with the Big-On-Burgers Restaurants located at 31390 South Fraser Way, Abbotsford, British Columbia.

2. The Purchaser has requested to purcahse and the Seller has agreed to sell to the PUrchaser, free and clear of all liens, encumbrances and liabilities, all of the assets of the Seller's business, commonly known as the inventory, furniture, equipment and chattels.

A full list of all the inventory, furniture, equipment, and chattels associated with this Asset Purchase Agreement is listed in Schedule A of this agreement. Other than the items listed under Schedule "A", there are no pieces of furniture, equipment, and inventory associated with this Asset Purchase Agreement.

All of the aforementioned rights including: the right to purchase the inventory, furniture, equipment, and chattels related with the Big-On-Burgers Restaurant located at 31390 South Fraser Way, Abbotsford, British Columbia are hereinafter collectively called the "Rights".

PURCHASE OF ASSETS

  The Seller hereby grants to the Purchaser and the Purchaser hereby accepts from the Seller the right to purchase the assets of the Seller's restaurant located at 31390 South Fraser Way, Abbotsford, British Columbia.

  The Seller shall sell, assign, transfer, and convey to the Purchaser the assets, free of all liabilities.

  All equipment included in the sale shall be in good working condition at the time of sale. Purchaser shall accept the assets "as is" without warranty as to their condition and operation.

SALE ASSIGNMENT AND TRANSFER

6. The Purchaser may assign, sell, and transfer ("Transfer") its interest in this Agreement or the Rights granted herein at anytime with FOURTEEN (14) DAYS prior notice to the Seller. A Transfer shall also mean the sale of all or a portion of the corporate shares of the Purchaser resulting in a change in control. The Purchaser may without consent of the Seller and without notice to the Seller assign, sell and transfer all of her interest in this Agreement or the Rights to a corporation incorporated or to be incorporated (the "Assignee"), of which the Purchaser or a person of his/her immediate family (including child, parent, spouse, sibling) is a shareholder. To the extent the Assignee assumes the covenants and obligations of the Purchaser hereunder, the Purchaser shall thereupon and without further agreement, be freed and relieved of all liability with respect to such covenants and obligations.

EXECUTION OF AGREEMENT

  7. This Asset Purchase Agreement will be executed and the transfer of ownership of the assets listed under Schedule A occurs immediately once both the Purchaser and the Seller signs this Asset Purchase Agreement.

CONSIDERATION FOR ASSETS

  8. The Fee, being the consideration for the assets listed under Schedule A of this Agreement shall be the issuance of 350,000 shares of common stock by the Purchaser to the Seller upon the signing of this Agreement.

9. Except for the aforesaid consideration stated in the previous paragraph, the Purchaser shall not be required to make any other payment to the Seller for the Rights during the Term.

GENERAL PROVISIONS

Law Applicable

10. This agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

Entire Agreement

11. This agreement constitutes the entire agreement between the parties and supersedes all previous agreements and understandings between the parties in any way relating to the subject matter hereof. It is expressly understood and agreed that the Company has made no representations, inducements, warranties or promises whether direct, indirect or collateral, oral or otherwise, concerning this agreement, the matters herein, the business franchised hereunder or concerning any other matter, which are not embodied herein.

Severability of Clauses

12. If any covenant or other provision of this agreement is invalid, illegal or incapable of being enforced by reason of any rule of law or public policy such covenant or other provision shall be severed; all other conditions and provisions of this agreement shall, nevertheless, remain in full force and effect and no covenant or provision shall be deemed dependant upon any other covenant or provision unless so expressed herein.

Time of Essence

13. Time shall be of the essence of this agreement and of each and every part hereof.

Notices

14. All notices, requests, demands or other communications (collectively "Notices") by the terms hereof required or permitted to be given by one party to another shall be given in writing by personal delivery or by registered mail, postage prepaid, addressed to the other parties or delivered to such other parties as follows:

(a) To the Seller at: Big-On-Burgers Restaurant

31390 South Fraser Way

Abbotsford, British Columbia

Canada

(b) To the Purchaser at: Breezer Corporation

2416 Main Street, Suite 117

Vancouver, British Columbia

Canada

or at such other address as may be given by one of them to the other in writing from time to time, and such Notices shall be deemed to have been received when delivered, or if mailed, FOURTEEN (14) DAYS after the date of mailing thereof; provided that if any such Notice shall have been mailed and if regular mail service shall be interrupted by strike or other irregularity before the deemed receipt of such Notice as aforesaid, then such Notice shall not be effective unless delivered.

Agreement Binding Upon Successors and Assigns

16. Subject to the restrictions on assignment herein contained, this agreement shall ensure to the benefit of and be binding upon the Purchaser and the Seller and their respective successors, legal representatives and assigns.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement the day and year first above written.

per: Big-On-Burgers Restaurants

/s/ Paul Kernel

Authorized Signatory:

Witness

per: Breezer Corporation

/s/ Angeni Singh

Authorized Signatory:

Witness

SCHEDULE A: List of furniture, equipment, and inventory

13 asst plants

3 Rubbermaid high chairs

Condiment stand c/w ketchup container

10" lit back signboard

4 Panasonic registers c/w printers

2 Coke dispensing units on ice bins

Talyor milkshake machine

3'x3' counter

3'x3' menu counter

approximately 125 trays

20 condiment tubs

café 98 coffee dispenser

Jet Spray hot chocolate maker

2'x3' s/s service counter

3'x3' s/s service counter c/w sink

3'x8' s/s service counter c/w warmer

Hoshizaki ice maker

s/s wall sink

s/s bucket

mop and pail

Lang electric convection oven on stand

3 Menu Master microwaves

2 - 3'x5' s/s work counters

3'x4' s/s bun warmers

3 Prince Castle warmers

Menu Master microwave

Prince Castle toaster

Round Up toaster

2 Silverking undercounter coolers

s/s fry dump station

4 comp computerized fry station c/w canopy and Ansul fire system by frymaster

2'x2' s/s bun tray rack

Prince Castle drop through toaster

Frymaster fry portioner

3'x8' ss work counter

Wyott warmer

APW overhead warmer

Small s/s flour bin

Nisco countertop broiler

Small s/s flour bin

APW overhead warmer

Nisco countertop broiler

2'x3' s/s poneable freezer

Beveridge Air portable cooler

6 metro racks

3 comp s/s sink c/w wand

Genetal walk-in freezer/cooler combo approx 9'x20'

3'x4' s/s table w/ drawer on castors

2 tier Rubbermaid trolley

9 metro cooler stands

7 metro racks

asst. dry goods - to go wear

grease pump

red tool box + contents

APW warmer

HME paging system c/w headsets

Floor model safe

Sony surveillance system c/w recorder + 4 cameras

Portion scale

3 metro wall racks

Zce First Aid kit

3' s/s broom rack

Drawer legal file cabinet

IBM 3 pce computer system c/w Lexmark printer

PA 920 amplifier

Panasonic fax machine

3 bank lockers

3 Rubbermaid garbage cans

6 dining chairs + 2 tables

4 Rubbermaid garbage bins on wheels

4 overhead monitors

server 2 well wanner